Loans Receivable	12 Months Ended
Dec. 31, 2011
Loans Receivable and Allowance for Loan Losses [Abstract]
LOANS RECEIVABLE

5. LOANS RECEIVABLE

The components of loans receivable, net were as follows:

	September 30,	September 30,
Loan Components
December 31,	2011	2010
Commercial:
Commercial and industrial	$551,396	$530,462
CRE owner occupied	604,361	713,587
CRE non-owner occupied	626,795	685,587
Land and development	95,474	173,856
Consumer:
Home equity lines of credit	224,517	239,729
Home equity term loans	41,470	53,912
Residential real estate	100,438	65,250
Other	46,671	58,963

Total gross loans	2,291,122	2,521,346
Allowance for loan losses	(41,667)	(81,713)

Loans, net	$2,249,455	$2,439,633

Loans past due 90 days and accruing	$154	$2,554
Troubled debt restructuring, accruing	—	20,341

	September 30,	September 30,
Loans on Non-accrual Status
December 31,	2011	2010
Commercial
Commercial and industrial	$6,501	$25,178
CRE owner occupied	32,579	30,920
CRE non-owner occupied	9,873	44,295
Land and development	32,088	48,124
Consumer:
Home equity lines of credit	3,620	4,616
Home equity term loans	1,246	1,134
Residential real estate	2,522	4,243
Other	1,227	916

Total non-accrual loans	$89,656	$159,426

Troubled debt restructurings, non-accrual	$17,875	$11,796

Many of the Company’s commercial and industrial loans have a real estate component as part of the collateral securing the accommodation. Additionally, the Company makes commercial real estate loans for the acquisition, refinance, improvement and construction of real property. Loans secured by owner-occupied properties are dependent upon the successful operation of the borrower’s business. If the operating company experiences difficulties in terms of sales volume and/or profitability, the borrower’s ability to repay the loan may be impaired. Loans secured by properties where repayment is dependent upon payment of rent by third-party tenants or the sale of the property may be impacted by loss of tenants, lower lease rates needed to attract new tenants or the inability to sell a completed project in a timely fashion and at a profit. At December 31, 2011, commercial and industrial loans secured by commercial real estate properties totaled $1.2 billion of which $604.4 million, or 49.1%, were classified as owner occupied and $626.8 million, or 50.9%, were classified as non-owner occupied.

As of December 31, 2011, the Company had $31.4 million outstanding on 18 residential construction, commercial construction and land development relationships whose agreements included interest reserves. As of December 31, 2010, the Company had $81.1 million outstanding on 25 residential construction, commercial construction and land development relationships whose agreements included interest reserves. The total amount available in those reserves to fund interest payments was $956 thousand and $2.4 million for the periods ended December 31, 2011 and December 31, 2010, respectively. The Company had six residential construction relationships with interest reserves of $2.4 million on non-accrual status as of December 31, 2011. As these relationships are in technical default, no additional funding of the interest reserves will be made. The Company had six residential construction relationships with interest reserves of $3.4 million on non-accrual status as of December 31, 2010. Construction projects are monitored throughout their lives by professional inspectors engaged by the Company. The budgets for loan advances and borrower equity injections are developed at underwriting time in conjunction with the review of the plans and specifications for the project being financed. Advances of the Company’s funds are based on the prepared budgets and will not be made unless the project has been inspected by the Company’s professional inspector who must certify that the work related to the advance is in place and properly complete. As it relates to construction project financing, the Company does not extend, renew or restructure terms unless its borrower posts cash collateral in an interest reserve.

Included in the Company’s loan portfolio are modified commercial loans. Per FASB ASC 310-40, Troubled Debt Restructuring, a modification is one in which the creditor, for economic or legal reasons related to the debtor’s financial difficulties, grants a concession to the debtor that it would not otherwise consider, such as providing for a below market interest rate and/or forgiving principal or previously accrued interest; this modification may stem from an agreement or be imposed by law or a court, and may involve a multiple note structure. Generally, prior to the modification, the loans which are modified as a troubled debt restructuring (“TDR”) are already classified as non-performing. These loans may only be returned to performing (i.e. accrual status) after considering the borrower’s sustained repayment performance for a reasonable amount of time, generally six months; this sustained repayment performance may include the period of time just prior to the restructuring. During 2011, the Company entered into four TDR agreements. As of December 31, 2011, the total carrying value of the TDRs were $17.9 million, of which $0 was performing. The Company granted a partial debt forgiveness on all four agreements.

There were no irrevocable commitments to lend additional funds on non-accrual loans at December 31, 2011. Interest income not recognized as a result of the above non-accrual loans was $4.9 million, $5.4 million and $3.7 million for the years ended December 31, 2011, 2010 and 2009, respectively. The amount of interest included in net income on these loans for the years ended December 31, 2011, 2010 and 2009 was $3.8 million, $3.9 million and $1.9 million, respectively.

Under approved lending decisions, the Company had commitments to lend additional funds totaling approximately $400.5 million and $438.3 million at December 31, 2011 and 2010, respectively. Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer’s creditworthiness on an individual basis. The type and amount of collateral obtained, if deemed necessary by the Company upon extension of credit, is based on management’s credit evaluation of the borrower.

Most of the Company’s business activity is with customers located within its local market area. Generally, commercial real estate, residential real estate and other assets are used to secure loans. The ultimate repayment of loans is dependent, to a certain degree, on the local economy and real estate market. As of December 31, 2011, the Company had $351.8 million in loans pledged as collateral on secured borrowings.